Pagaya Completes Acquisition of Theorem Technology, Inc.

On a combined basis, the company now has access to more than $3 billion of fund capital to support strong investor demand

NEW YORK – October 28, 2024 – Pagaya Technologies LTD. (NASDAQ: PGY) ("Pagaya" or “the Company”), a global technology company delivering AI-driven product solutions for the financial ecosystem, today announced the completion of its acquisition of Theorem Technology, Inc. (“Theorem”), a machine-learning underwriting technology company that has powered billions of dollars of credit across its network since its founding in 2014.

With a combined credit fund platform exceeding $3 billion in AUM, the transaction is expected to further strengthen Pagaya’s market-leading capabilities, diversify its funding sources and drive capital efficiency. Fund investors are expected to gain access to credit assets generated by Pagaya’s network of 31 of the top lenders in the U.S., creating more growth opportunities across the lending ecosystem. The acquisition is expected to be accretive in 2025.

“We are thrilled to welcome Theorem’s incredible team to our company,” said Pagaya CEO Gal Krubiner. “Our combined capabilities will enable us to better meet unprecedented institutional demand for consumer credit, while also diversifying our funding sources and improving our capital efficiency. Together we are well positioned to drive accelerated profitable growth and deliver on our mission.”

“We are excited to join the Pagaya team to create more opportunities for our limited partners, employees, and stockholders,” said Theorem Founder and Chief Investment Officer Hugh Edmundson. “The combination of our technology platforms and funding capabilities will allow us to deliver a truly unique solution for the U.S. lending ecosystem at increased scale.”

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About Pagaya Technologies
Pagaya (NASDAQ: PGY) is a global technology company making life-changing financial products and services available to more people nationwide, as it reshapes the financial services ecosystem. By using machine learning, a vast data network and an AI-driven approach, Pagaya provides consumer credit and other products for its partners, their customers, and investors. Its proprietary API and capital solutions integrate into its network of partners to deliver seamless user experiences and greater access to the mainstream economy. For more information, visit pagaya.com.

About Theorem
Founded in 2014, Theorem is a Silicon Valley-based institutional asset manager focused exclusively on the consumer credit space, managing assets for global institutional investors for more than a decade. Theorem’s team of PhD researchers and technologists build machine learning models for analyzing and pricing loans and evaluating loan origination platforms to support its institutional fund investment strategies, expressing its technology advantages through active loan selection, primary and secondary loan pool pricing, and proprietary custom joint ventures with originators. Since its inception, Theorem has acquired over $10 billion of consumer loans on behalf of its clients, $2.6 billion through custom partner integrations, and today manages over $1.7 billion for endowments, foundations, sovereign wealth funds, pensions, healthcare organizations, insurance companies and family offices worldwide.

Cautionary Note About Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “can,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “future,” “strategy,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. All statements other than statements of historical fact are forward-looking statements, including statements regarding: the Company’s strategy and future operations and any expected
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results and benefits of the transaction, including the potential growth of Pagaya’s fund management business and the access of Theorem’s funds to Pagaya’s network and corresponding results. The forward-looking statements are made as of the date hereof, reflect the Company’s current beliefs and are based on information currently available as of the date they are made, and the Company assumes no obligation and does not intend to update these forward-looking statements.These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Certain of these risks are described in the Company’s Form 10-K filed on April 25, 2024 and subsequent filings with the U.S. Securities and Exchange Commission. Given these uncertainties, investors should not place undue reliance on these forward-looking statements.

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